Cole Corporate Income Trust, Inc. (CCIT) Q4 2013 SUPPLEMENTAL INFORMATION EXHIBIT 99.1

Q4 2013 SUPPLEMENTAL INFORMATION CCIT Overview Page 1 Financial Information Page Financial Summary 2 Balance Sheet 3 Statement of Operations 4 FFO, MFFO, AFFO, and Per Share Information 5 EBITDA and Ratio Analysis 6 Net Operating Income by Property Type 7 Debt Summary 8 Portfolio Metrics Page(s) Portfolio Composition by Tenant 9-10 Portfolio Composition by State 11 Portfolio Composition by Tenant Industry 12 Lease Expiration Schedule 13 Portfolio Composition 14-15 Top Ten Tenant Descriptions 16-17 Definitions 18-19 Table of Contents CCIT Supplemental Information As of December 31, 2013 This data and other information described herein are as of March 28, 2014, unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. Forward-Looking Statements Certain statements contained herein may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). CCIT intends for all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable. Such statements include, in particular, statements about CCIT’s plans, strategies, and prospects and are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of CCIT’s performance in future periods. Such forward-looking statements can generally be identified by CCIT’s use of forward-looking terminology such as “may,” “will,” “would,” “could,” “should,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. CCIT makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements contained herein, and does not intend, and undertakes no obligation, to publicly update or revise any forward-looking statements, wheth- er as a result of new information, future events, or otherwise. Factors and risks that could cause actual results to differ materially from expectations are disclosed from time to time in greater detail in CCIT’s filings with the Securities and Exchange Commission including, but not limited to, CCIT’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, as well as CCIT’s press releases.

Q4 2013 SUPPLEMENTAL INFORMATION COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 1 Cole Corporate Income Trust, Inc. (the “Company”) is a Maryland corporation that was formed on April 6, 2010, which has elected to be taxed, and currently qualifies, as a real estate investment trust (“REIT”) for federal income tax purposes. The Company owns and operates a diversified portfolio of commercial real estate investments primarily consisting of single- tenant, income-producing necessity corporate office and industrial properties, which are net-leased to creditworthy tenants and strategically located throughout the United States. As of December 31, 2013, the Company owned 77 properties comprising approximately 15.6 million rentable square feet of commercial space located in 28 states, which were 100% leased. HIGHLIGHTS Completion of Equity Raise – During the quarter, the Company raised $261 million of equity and completed its initial public offering with total equity raised over the offering period of $1.9 billion. Real Estate Investments – The Company made $955 million of real estate investments during the quarter, acquiring $808 million of office properties and $148 million of industrial properties, based on purchase price, with a weighted average remaining lease term of 13.6 years. As of December 31, 2013, the Company owned $2.4 billion of real estate assets consisting of $1.8 billion of office properties and $573 million of industrial properties, based on purchase price, with a weighted average remaining lease term of 12.2 years. Leverage Profile – The Company’s net leverage ratio was 29.3% as of December 31, 2013 with over $1.8 billion, or 75%, of its assets unencumbered. The Company had $445 million of available borrowings on its line of credit at December 31, 2013. Financial Performance1 – The Company generated revenue of $39.1 million, EBITDA of $26.8 million, net loss of $16.9 million and Modified Funds from Operations (MFFO) of $21.6 million during the quarter, which represented increases of 52.9%, 57.0%, 119.1% and 55.4% over the third quarter in 2013, primarily due to the increase in the number of properties owned in the quarter. Engagement of Financial Advisor – The Company has engaged Wells Fargo Securities, LLC to assist in its review of potential strategic options following the closing of its initial public offering. Recent Activity – Subsequent to December 31, 2013, the Company acquired four properties for an aggregate purchase price of $89.1 million. Overview: Cole Corporate Income Trust, Inc. 1. See the Definitions section beginning on page 18 for a description of the Company’s non-GAAP measures and pages 5 and 6 for GAAP reconciliations.

Q4 2013 SUPPLEMENTAL INFORMATION

Financial Summary

(dollars in thousands, except per share data)

FINANCIAL RESULTS:	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012
Revenues	$39,118	$25,589	$14,880	$7,472	$3,714
NOI[1]	$32,171	$21,151	$12,574	$6,216	$2,849
EBITDA[1]	$26,749	$17,039	$10,202	$4,878	$2,521
Annual distributions paid per common share	$0.16	$0.16	$0.16	$0.16	$0.16
Funds from Operations (FFO)[1]	$(2,743)	$2,172	$(7,036)	$(627)	$(2,653)
FFO per diluted share	$(0.01)	$0.02	$(0.16)	$(0.03)	$(0.19)
Modified Funds from Operations (MFFO)[1]	$21,640	$13,926	$7,145	$3,129	$1,903
MFFO per diluted share	$0.11	$0.13	$0.16	$0.14	$0.14
Adjusted Funds from operations (AFFO)[1]	$17,140	$10,640	$5,402	$2,570	$1,434
AFFO per diluted share	$0.09	$0.10	$0.13	$0.12	$0.11
PORTFOLIO STATISTICS:					
Equity raised by quarter	$261,192	$1,067,639	$301,238	$126,802	$57,797
Leverage ratio, net of cash	29.3%	0.0%	44.9%	34.1%	51.3%
Adjusted fixed charge ratio	5.2 x	5.5 x	3.3 x	2.8 x	4.1 x
Weighted average remaining lease term	12.2	11.5	11.4	10.7	10.8
Portfolio credit rating[1]	BBB+	BBB+	A-	A-	BBB+
PROPERTY INVESTMENTS:					
Office purchases by quarter	$808,067	$218,702	$525,675	$83,122	$52,571
Industrial purchases by quarter	147,718	265,101	15,332	2,150	144,545
Total base purchase price	$955,785	$483,803	$541,007	$85,272	$197,116

Revenues by Property Type


Industrial
24%
Office
76%

Investments at Cost


Industrial
25%
Office
75%

1. See the Definitions section beginning on page 18 for a description of the Company's non-GAAP measures and pages 5, 6 and 19 for GAAP reconciliations.

COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 2

Q4 2013
SUPPLEMENTAL
INFORMATION

Balance Sheet

(dollars in thousands)

ASSETS	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012
Investments in real estate assets:					
Land	$266,088	$183,411	$123,267	$38,203	$34,404
Building and improvements	1,840,941	1,079,395	713,996	301,721	228,240
Intangible lease assets	275,420	163,420	96,996	49,265	34,623
Total real estate investments, at cost	2,382,449	1,426,226	934,259	389,189	297,267
Less: Accumulated depreciation and amortization	(36,224)	(21,917)	(11,905)	(5,902)	(3,181)
Total real estate investments, net	2,346,225	1,404,309	922,354	383,287	294,086
Cash and cash equivalents	64,073	258,401	19,721	18,037	12,188
Restricted cash	4,853	18,015	9,401	1,407	357
Rents and tenant receivables	14,388	8,212	3,724	1,538	829
Prepaid expenses and other assets	4,654	3,846	3,726	3,879	1,734
Deferred costs, net	11,484	5,293	4,587	4,168	2,098
Total assets	$2,445,677	$1,698,076	$963,513	$412,316	$311,292

LIABILITIES AND STOCKHOLDERS' EQUITY	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012
Credit facility and notes payable	$752,616	$196,760	$431,400	$146,400	$162,453
Accounts payable and accrued expenses	12,921	9,429	4,866	3,026	3,025
Escrowed investor proceeds	-	15,705	6,625	1,098	48
Due to affiliates	2,321	6,491	590	1,264	108
Acquired below market lease intangibles, net	34,435	27,337	17,039	11,879	4,199
Distributions payable	10,650	7,654	2,913	1,497	864
Deferred rental income and other liabilities	10,877	5,767	3,911	1,266	1,211
Total liabilities	823,820	269,143	467,344	166,430	171,908
Redeemable common stock and noncontrolling interest	33,272	13,838	6,632	3,452	2,105
Common stock	1,929	1,688	597	295	168
Capital in excess of par value	1,696,395	1,477,968	527,467	260,503	148,576
Accumulated distributions	(111,977)	(63,982)	(38,527)	(18,364)	(11,465)
Accumulated other comprehensive income (loss)	2,238	(559)	-	-	-
Total stockholders' equity	1,588,585	1,415,095	489,537	242,434	137,279
Total liabilities and stockholders' equity	$2,445,677	$1,698,076	$963,513	$412,316	$311,292

COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 3

COLE CAPITAL
American Realty Capital Properties
Q4 2013 SUPPLEMENTAL INFORMATION

Statement of Operations
(dollars in thousands, except per share data)

	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012
REVENUES:					
Rental and other property income	$33,067	$21,992	$13,299	$6,672	$2,860
Tenant reimbursement income	6,051	3,597	1,581	800	854
Total revenue	39,118	25,589	14,880	7,472	3,714
EXPENSES:					
General and administrative expenses	2,332	1,746	1,002	663	343
Property operating expenses	6,947	4,438	2,306	1,256	865
Advisory fees and expenses	3,613	2,387	1,378	680	-
Acquisition related expenses	24,383	11,754	14,181	3,756	4,556
Depreciation	10,048	7,028	4,194	1,846	857
Amortization	4,098	2,854	1,754	831	396
Total operating expenses	51,421	30,207	24,815	9,032	7,017
OPERATING LOSS	(12,303)	(4,618)	(9,935)	(1,560)	(3,303)
Other income (expense):					
Interest and other income	506	21	8	5	15
Interest expense	(5,109)	(3,113)	(3,057)	(1,749)	(618)
Total other expense	(4,603)	(3,092)	(3,049)	(1,744)	(603)
Net loss	(16,906)	(7,710)	(12,984)	(3,304)	(3,906)
Net loss attributable to non-controlling interests	(17)	-	-	-	-
Net loss attributable to the Company	$(16,889)	$(7,710)	$(12,984)	$(3,304)	$(3,906)
Weighted average number of common shares outstanding:					
Basic and diluted	189,782,209	107,828,254	44,165,573	22,357,817	13,765,415
Net loss per common share:					
Basic and diluted	$(0.19)	$(0.08)	$0.14	$(0.04)	$(0.54)

COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 4

American Realty Capital Properties | COLE CAPITAL

Q4 2013 SUPPLEMENTAL INFORMATION

FFO, MFFO, AFFO, and Per Share Information

(dollars in thousands, except per share data)

	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012
FUNDS FROM OPERATIONS:					
Net loss attributable to the Company	$(16,889)	$(7,710)	$(12,984)	$(3,304)	$(3,906)
Depreciation and amortization	14,146	9,882	5,948	2,677	1,253
Funds from Operations (FFO)[1]:	(2,743)	2,172	(7,036)	(627)	(2,653)
Acquisition fees and expenses	24,383	11,754	14,181	3,756	4,556
Modified Funds from Operations (MFFO)[1]:	21,640	13,926	7,145	3,129	1,903
Above market lease amortization	161	132	55	42	(35)
Below market lease amortization	(739)	(478)	(311)	(138)	(54)
Straight-line rent	(4,594)	(3,384)	(1,862)	(665)	(465)
Deferred financing costs	672	444	375	202	85
Adjusted Funds from Operations (AFFO)[1]:	$17,140	$10,640	$5,402	$2,570	$1,434
Diluted weighted average shares outstanding	189,782,209	107,828,254	44,165,573	22,357,816	13,765,415
Distributions declared	$31,106	$17,745	$7,179	$3,595	$2,254
Distributions paid	$28,110	$13,004	$5,763	$2,962	$1,943

	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012
PER SHARE INFORMATION:					
FFO per diluted share	$(0.01)	$0.02	$(0.16)	$(0.03)	$(0.19)
MFFO per diluted share	$0.11	$0.13	$0.16	$0.14	$0.14
AFFO per diluted share	$0.09	$0.10	$0.13	$0.12	$0.11

1. See the Definitions section beginning on page 18 for a description of the Company's non-GAAP measures.

COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 5

American Realty Capital Properties | COLE CAPITAL™

Q4 2013 SUPPLEMENTAL INFORMATION

EBITDA and Ratio Analysis

(dollars in thousands)

	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012
EBITDA[1]					
Net loss attributable to the Company	$(16,889)	$(7,710)	$(12,984)	$(3,304)	$(3,906)
Acquisition and transaction related	24,383	11,754	14,181	3,756	4,556
Depreciation and amortization	14,146	9,882	5,948	2,677	1,253
Interest expense	5,109	3,113	3,057	1,749	618
EBITDA	$26,749	$17,039	$10,202	$4,878	$2,521
INTEREST COVERAGE RATIO:					
Interest expense	$5,109	$3,113	$3,057	$1,749	$618
EBITDA	26,749	17,039	10,202	4,878	2,521
Interest coverage ratio	5.2 X	5.5 X	3.3 X	2.8 X	4.1 X
FIXED CHARGE RATIO:					
Total interest	$5,109	$3,113	$3,057	$1,749	$618
Secured debt principal amortization	-	-	-	-	-
Total fixed charges	5,109	3,113	3,057	1,749	618
EBITDA	26,749	17,039	10,202	4,878	2,521
Fixed charge ratio	5.2 X	5.5 X	3.3 X	2.8 X	4.1 X
NET DEBT TO EBITDA RATIO:					
Total debt	$752,616	$196,760	$431,400	$146,400	$162,453
Less: cash and cash equivalents	(64,073)	(258,401)	(19,721)	(18,037)	(12,188)
Net debt	688,543	(61,641)	411,679	128,363	150,265
EBITDA annualized	106,996	68,156	40,808	19,512	10,084
Net debt to EBITDA ratio	6.4 X	0.0 X	10.1 X	6.6 X	14.9 X
NET TOTAL CONSOLIDATED LEVERAGE RATIO:					
Net debt	$688,543	$(61,641)	$411,679	$128,363	$150,265
Encumbered real estate assets, gross	2,346,071	1,397,201	916,191	376,893	292,799
Total debt leverage ratio	29.3%	0.0%	44.9%	34.1%	51.3%
GROSS TOTAL CONSOLIDATED LEVERAGE RATIO:					
Company's pro rata share of total debt	$752,616	$196,760	$431,400	$146,400	$162,453
Real estate assets, gross	2,382,449	1,426,226	934,259	389,189	297,267
Debt leverage ratio	31.6%	13.8%	46.2%	37.6%	54.6%
UNENCUMBERED ASSETS/TOTAL ASSETS:					
Unencumbered real estate assets, gross	$1,790,715	$1,019,884	$634,993	$335,388	$251,294
Real estate assets, gross	2,382,449	1,426,226	934,259	389,189	297,267
Unencumbered assets/Total assets	75.2%	71.5%	68.0%	86.2%	84.5%

1. See the Definitions section beginning on page 18 for a description of the Company's non-GAAP measures.

COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 6

Q4 2013 SUPPLEMENTAL INFORMATION

Net Operating Income by Property Type
(dollars in thousands)

	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012
REVENUES					
Office	$30,219	$19,504	$11,782	$4,551	$2,879
Industrial	8,899	6,085	3,098	2,921	835
Total revenue	$39,118	$25,589	$14,880	$7,472	$3,714
PROPERTY OPERATING EXPENSES					
Office	$6,308	$4,361	$2,230	$1,163	$849
Industrial	639	77	76	93	16
Total property operating expenses	$6,947	$4,438	$2,306	$1,256	$865
NET OPERATING INCOME[1]					
Office	$23,911	$15,143	$9,552	$3,388	$2,030
Industrial	8,260	6,008	3,022	2,828	819
Total net operating income	$32,171	$21,151	$12,574	$6,216	$2,849

1. See the Definitions section beginning on page 18 for a description of the Company's non-GAAP measures and page 19 for GAAP reconciliation.

COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 7

Q4 2013 SUPPLEMENTAL INFORMATION COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 8 $30 $183 $58,460 $155,275 $300,516 $238,743 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 2014 2015 2016 2017 2018 Thereafter Debt Summary (dollars in thousands) Debt Detail (dollars in thousands) Debt Maturity Schedule (dollars in thousands) Minimum Interest Rate Maximum Interest Rate Weighted Average Interest Rate Weighted Average Years to Maturity Balance Fixed rate debt 3.55% 4.85% 3.88% 7.9 $257,510 Variable rate debt 1m LIBOR + 1.40% 1m LIBOR + 1.40% 1.59% 3.0 40,233 Unsecured credit facility - term loan 3.03% 3.03% 3.03% 4.8 300,000 Unsecured credit facility - revolving line of credit 3m LIBOR + 1.60% 3m LIBOR + 2.40% 1.76% 3.8 155,000 Total $752,743 Property Purchase Price Contractual Maturity Date Years to Maturity Interest Rate Debt Balance VARIABLE RATE DEBT Cole/Duke JV Duluth GA, LLC $73,150 12/19/2016 3.0 1.6% $40,233 FIXED RATE DEBT - Dr.Pepper/Snapple IL - Harvey 3,896 6/1/2019 5.3 4.5% 2,000 Safelite AutoGlass OH - Columbus 4,700 6/1/2019 5.3 4.5% 2,400 Hillshire Brands-HQ IL - Chicago 97,500 6/1/2023 9.4 3.7% 50,000 Amazon - Chesterfield, VA 81,250 11/1/2020 6.8 4.0% 48,750 F5 Networks WA - Seattle 142,192 5/1/2023 9.3 3.6% 71,000 Toro DC IA - Ankeny 22,470 7/19/2020 6.5 3.9% 12,360 Mini-Med Medtronic TX - San Antonio 32,909 7/1/2016 2.5 4.7% 18,000 Cole OFC Carlsbad CA, LP 23,263 10/1/2022 8.2 4.9% 12,000 PNC Bank PA - Philadelphia 74,024 8/3/2020 6.6 4.2% 41,000 CREDIT FACILITY - UNSECURED - Unsecured credit facility - term loan 1,380,853 10/25/2018 4.8 3.0% 300,000 Unsecured credit facility - revolving loan - 10/25/2017 3.8 1.8% 155,000 Total/Weighted Average $1,936,208 5.5 Years 3.0% $752,743

Q4 2013 SUPPLEMENTAL INFORMATION

Portfolio Composition by Tenant

(dollars in thousands)

Tenant	Purchase Price	% of Total Purchase Price	Annualized Straight Line Rental Revenue[1]	% of Total Rental Revenue	Square Feet	% of Total Square Feet	# of Leases	Credit Rating[1]
Amazon	$213,553	9.0%	$14,272	8.2%	3,048,672	20%	3	S&P: AA-
Tesoro	194,318	8.2%	13,717	7.9%	618,017	4%	1	S&P: BB+
F5 Network	142,500	6.0%	9,814	5.6%	299,643	2%	2	Not Rated
Noble Energy	114,750	4.9%	7,871	4.5%	497,477	3%	1	S&P: BBB
FedEx	94,849	4.0%	6,872	4.0%	794,674	5%	14	S&P: BBB
Hillshire Brand Company	97,500	4.1%	6,221	3.6%	233,869	2%	1	S&P: BBB
Allstate Insurance	85,143	3.6%	5,949	3.4%	458,338	3%	1	S&P: A-
Church & Dwight Co.	86,500	3.7%	5,752	3.3%	250,086	2%	1	S&P: BBB+
PNC Bank	74,650	3.2%	5,555	3.2%	441,000	3%	1	S&P: A
Restoration Hardware	74,100	3.1%	5,285	3.0%	1,194,744	8%	1	Not Rated
Top 10 Tenants Sub-Total	**$1,177,863**	**49.9%**	**$81,308**	**46.7%**	**7,836,520**	**50%**	**26**	
Sanofi US	$72,315	3.1%	$5,119	2.9%	205,439	1%	1	S&P: AA
Primerica	73,150	3.1%	5,035	2.9%	344,476	2%	1	S&P: A-
ServiceNow	63,278	2.7%	4,626	2.7%	148,866	1%	2	Not Rated
Compass Group USA	42,171	1.8%	5,439	3.1%	284,039	1%	4	Not Rated
BJ's Wholesale Club	48,673	2.1%	3,922	2.3%	633,836	4%	1	S&P: B-
Evonik	32,352	1.4%	3,903	2.2%	150,500	1%	1	Not Rated
CSG International	45,300	1.9%	3,900	2.2%	202,566	1%	1	S&P: BB
Men's Warehouse	51,250	2.2%	3,638	2.1%	206,362	1%	1	Not Rated
Magellan Health	45,800	1.9%	3,454	2.0%	232,521	1%	1	S&P: BBB-
American Tire Distributors	37,250	1.6%	3,240	1.9%	568,880	4%	4	S&P: B
Dupont Pioneer	44,685	1.9%	3,222	1.9%	198,554	1%	1	S&P: A
Red Hat	44,700	1.9%	3,180	1.8%	175,000	1%	1	S&P: BBB-
MiniMed	32,850	1.4%	2,755	1.6%	145,025	1%	1	S&P: AA-
United Launch Alliance	32,550	1.4%	2,486	1.4%	167,917	1%	1	Not Rated
Acxiom Corp.	36,125	1.5%	2,464	1.4%	62,721	0%	1	S&P: BB
Lattice Semiconductor	33,000	1.4%	2,446	1.4%	98,874	1%	1	Not Rated
Duke University Healthcare System	32,700	1.4%	2,418	1.4%	126,225	1%	1	S&P: AA
TGS-NOPEC	29,937	1.3%	2,148	1.2%	97,295	1%	1	Not Rated
McKesson Corp.	27,700	1.2%	1,866	1.1%	450,163	3%	1	S&P: A-
Elizabeth Arden	23,500	1.0%	1,840	1.1%	399,182	3%	1	S&P: BB-
SkinMedica	23,500	1.0%	1,767	1.0%	81,712	1%	1	S&P: A+
DeVry University	23,030	1.0%	1,719	1.0%	122,646	1%	1	Not Rated
Harvard Vanguard	24,366	1.0%	1,710	1.0%	49,250	0%	1	Not Rated
Toro	22,470	1.0%	1,593	0.9%	450,139	3%	1	S&P: BBB
Orchard Supply	18,700	0.8%	1,590	0.9%	75,621	0%	1	Not Rated
AON	22,572	1.0%	1,574	0.9%	222,717	1%	1	S&P: A-
AT&T	19,500	0.8%	1,401	0.8%	190,690	1%	1	S&P: A-
Caremark	18,880	0.8%	1,387	0.8%	99,734	1%	1	S&P: BBB+
HCA Patient Account Services	15,483	0.7%	1,371	0.8%	94,137	1%	1	S&P: B+
Boise Paper Holdings	18,390	0.8%	1,328	0.8%	393,971	3%	1	S&P: BB
TREX	16,100	0.7%	1,261	0.7%	337,500	2%	1	Not Rated
C.R. Bard	14,420	0.6%	1,183	0.7%	82,257	1%	1	S&P: A
Home Depot Supply	11,250	0.5%	1,060	0.6%	62,812	0%	1	S&P: B
L-3 Communications	14,050	0.6%	1,028	0.6%	182,630	1%	1	S&P: BBB-
Beltone	12,750	0.5%	932	0.5%	48,911	0%	1	Not Rated

1. See the Definitions section beginning on page 18.

COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 9

American Realty Capital Properties | COLE CAPITAL™

Q4 2013 SUPPLEMENTAL INFORMATION

Portfolio Composition by Tenant (cont.)

(dollars in thousands)

Tenant	Purchase Price	% of Total Purchase Price	Annualized Straight Line Rental Revenue[1]	% of Total Rental Revenue	Square Feet	% of Total Square Feet	# of Leases	Credit Rating[1]
Holy Spirit Hospital	$11,650	0.5%	$905	0.5%	30,408	0%	1	S&P: BBB+
Honeywell	10,400	0.4%	754	0.4%	60,044	0%	1	S&P: A
Fresenius Medical Care	8,472	0.4%	730	0.4%	40,575	0%	6	S&P: BB+
Bestronics	8,000	0.3%	615	0.4%	71,750	0%	1	Not Rated
Safelite AutoGlass	4,700	0.2%	432	0.2%	41,792	0%	1	Not Rated
Texas Health Presbyterian	5,500	0.2%	418	0.2%	16,605	0%	1	Not Rated
Stantec	3,500	0.1%	316	0.2%	19,001	0%	1	Not Rated
Dr. Pepper Snapple	3,896	0.2%	304	0.2%	40,410	0%	1	S&P: BBB+
DaVita Dialysis	2,047	0.1%	165	0.1%	6,849	0%	1	Not Rated
Total	**$2,360,774**	**100.0%**	**$173,953**	**100.0%**	**15,557,122**	**100%**	**82**	

Tenant Composition as a % of Rental Revenue


Amazon, 8.2%
Tesoro, 7.9%
F5 Network, 5.6%
Noble Energy, 4.5%
FedEx, 4.0%
Hillshire Brand Company, 3.6%
Allstate Insurance, 3.4%
Church & Dwight Co., 3.3%
PNC Bank, 3.2%
Restoration Hardware, 3.0%
Other 53.3%

Tenant Composition as a % of Rental Revenue


Not Rated 36.9%
Rated Investment Grade 45.6%
Rated Non-Investment Grade 17.5%

1. See the Definitions section beginning on page 18.

COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 10

American Realty Capital Properties · COLE · CAPITAL™

Q4 2013 SUPPLEMENTAL INFORMATION

Portfolio Composition by State

(dollars in thousands)

State	Purchase Price	% of Total Purchase Price	Annualized Straight Line Rental Revenue[1]	% of Total Rental Revenue	Square Feet	% of Total Square Feet
Texas	$576,077	24.4%	$41,521	23.9%	2,576,237	16.6%
New Jersey	239,840	10.2%	18,697	10.7%	1,239,861	8.0%
California	186,103	7.9%	13,825	7.9%	558,545	3.6%
Washington	142,500	6.0%	9,814	5.6%	299,643	1.9%
Illinois	139,018	5.9%	9,204	5.3%	584,267	3.8%
Virginia	132,450	5.6%	8,943	5.1%	1,865,626	12.0%
Colorado	95,701	4.1%	7,151	4.1%	896,955	5.8%
Pennsylvania	86,300	3.7%	6,460	3.7%	471,408	3.0%
North Carolina	77,021	3.3%	8,036	4.6%	442,863	2.8%
Maryland	74,100	3.1%	5,285	3.0%	1,194,744	7.7%
Top 10 States Sub-Total	**$1,749,109**	**74%**	**$128,935**	**74%**	**10,130,149**	**65%**
South Carolina	$73,653	3.1%	$5,124	2.9%	1,076,154	6.9%
Georgia	73,150	3.1%	5,035	2.9%	344,476	2.2%
Massachusetts	69,066	2.9%	4,890	2.8%	224,250	1.4%
Tennessee	69,050	2.9%	4,666	2.7%	1,016,281	6.5%
Iowa	67,155	2.8%	4,814	2.8%	648,693	4.2%
Arizona	56,330	2.4%	4,289	2.5%	304,637	2.0%
Nebraska	56,300	2.4%	4,849	2.8%	396,326	2.5%
Missouri	48,159	2.0%	3,626	2.1%	248,618	1.6%
Ohio	24,485	1.0%	1,996	1.1%	285,938	1.8%
Nevada	16,100	0.7%	1,261	0.7%	337,500	2.2%
Louisiana	15,152	0.6%	1,241	0.7%	100,910	0.6%
Utah	12,750	0.5%	906	0.5%	150,300	1.0%
New York	9,639	0.4%	835	0.5%	125,000	0.8%
Arkansas	5,888	0.2%	421	0.2%	64,211	0.4%
Idaho	5,170	0.2%	370	0.2%	33,394	0.2%
North Dakota	4,308	0.2%	310	0.2%	24,310	0.2%
Oklahoma	2,800	0.1%	200	0.1%	24,313	0.2%
Minnesota	2,508	0.1%	183	0.1%	21,662	0.1%
Total	**$2,360,774**	**100%**	**$173,953**	**100%**	**15,557,122**	**100%**

Portfolio Composition by State as a % of Total Rental Revenue


Other, 26%
Texas, 24%
New Jersey, 11%
California, 8%
Washington, 6%
Illinois, 5%
Virginia, 5%
Colorado, 4%
Pennsylvania, 4%
North Carolina, 5%
Maryland, 3%

1. See the Definitions section beginning on page 18.

COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 11

American Realty Capital Properties | COLE CAPITAL™
Q4 2013 SUPPLEMENTAL INFORMATION

Portfolio Composition by Tenant Industry

(dollars in thousands)

Tenant Industry	Purchase Price	% of Total Purchase Price	Annualized Straight Line Rental Revenue[1]	% of Total Rental Revenue	Square Feet	% of Total Square Feet	# of Leases
Healthcare	$348,432	14.8%	$26,181	15.1%	1,709,811	11.0%	20
Manufacturing	350,292	14.8%	25,992	14.9%	2,091,943	13.4%	9
Mining and natural resources	339,004	14.4%	23,737	13.6%	1,212,789	7.8%	3
Technology	264,528	11.2%	18,631	10.7%	805,458	5.2%	5
Retail - Wholesale	236,023	10.0%	15,865	9.1%	3,498,811	22.5%	4
Professional services - Other	157,668	6.7%	14,324	8.2%	863,475	5.5%	10
Professional services - Financial	147,800	6.3%	10,590	6.1%	785,476	5.0%	2
Shipping/delivery/warehousing	109,995	4.7%	8,236	4.7%	897,896	5.8%	16
Professional services - Insurance	85,143	3.6%	5,949	3.4%	458,338	2.9%	1
Retail - Home furnishings	74,100	3.1%	5,285	3.0%	1,194,744	7.7%	1
Retail - Warehouse clubs	48,673	2.1%	3,922	2.3%	633,836	4.1%	1
Retail - Vehicle sales/parts/svc	41,950	1.8%	3,672	2.1%	610,672	3.9%	5
Retail - Clothing and accessories	51,250	2.2%	3,638	2.1%	206,362	1.3%	1
Agriculture	44,685	1.9%	3,222	1.9%	198,554	1.3%	1
Education	23,030	1.0%	1,719	1.0%	122,646	0.8%	1
Retail - Home improvement/garden	18,700	0.8%	1,590	0.9%	75,621	0.5%	1
Information and communications	19,500	0.8%	1,401	0.8%	190,690	1.2%	1
Total	**$2,360,774**	**100.0%**	**$173,953**	**100.0%**	**15,557,122**	**100%**	**82**

Tenant Industry as a % of Total Rental Revenue


Other, 11.0%
Healthcare, 15.1%
Retail - Home furnishings, 3.0%
Professional services - Insurance, 3.4%
Shipping/Delivery/Warehousing, 4.7%
Manufacturing, 14.9%
Professional services - Financial, 6.1%
Professional services - Other, 8.2%
Mining and natural resources, 13.6%
Retail - Wholesale, 9.1%
Technology, 10.7%

1. See the Definitions section beginning on page 18.

COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 12

Q4 2013 SUPPLEMENTAL INFORMATION COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 13 Lease Expiration Schedule (dollars in thousands) Expiration Year Total 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Thereafter OFFICE Number of leases 52 1 - 1 1 1 2 1 - 11 6 28 Annualized rental income $131,724 $16 $- $419 $889 $1,387 $1,798 $2,755 $- $15,571 $9,701 $99,187 INDUSTRIAL Number of leases 30 - - - - - 1 2 - 6 12 9 Annualized rental income $42,229 $- $- $- $- $- $180 $1,839 $- $3,584 $9,249 $27,378 TOTAL NUMBER OF LEASES 82 1 - 1 1 1 3 3 - 17 18 37 TOTAL RENTAL INCOME $173,953 $16 $- $419 $889 $1,387 $1,978 $4,595 $- $19,155 $18,950 $126,564 % of Total 100.0% 0.0% 0.0% 0.2% 0.5% 0.8% 1.1% 2.6% 0.0% 11.0% 10.9% 72.8% Cumulative Total 0.0% 0.0% 0.3% 0.8% 1.6% 2.7% 5.3% 5.3% 16.3% 27.2% 100.0% 0.0% 0.0% 0.2% 0.5% 0.8% 1.1% 2.6% 0.0% 11.0% 10.9% 72.8% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% 65% 70% 75% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Thereafter Lease Expiration Schedule as a % of Rental Income

American Realty Capital Properties | COLE CAPITAL™

Q4 2013 SUPPLEMENTAL INFORMATION

Portfolio Composition

(dollars in thousands)

Property Name	Property Type	State	Acquisition Date	Number of Properties	Purchase Price	% of Total Purchase Price	Square Feet	Occupancy	Year Built	Remaining Lease Term (Years)	Annualized Straight Line Rental Revenue[1]
OFFICE:											
Mini-Med|Medtronic	Office	TX	6/30/2011	1	$32,850	1.8%	145,025	100%	2009	6.8	$2,755
United Launch Alliance	Office	CO	7/31/2012	1	32,550	1.8%	167,917	100%	2000	8.7	2,486
HCA	Office	TX	9/27/2012	1	15,483	0.9%	94,137	100%	1999	8.1	1,371
Honeywell	Office	SC	11/30/2012	1	10,400	0.6%	60,044	100%	2007	8.8	754
Coliseum Centre	Office	NC	12/19/2012	1	42,171	2.4%	284,039	100%	1990	10.0	5,439
Fresenius	Office	LA	1/18/2013	1	1,112	0.1%	7,360	100%	2007	9.0	184
Fresenius	Office	LA	1/18/2013	1	1,008	0.1%	5,900	100%	2001	9.0	96
Fresenius	Office	LA	1/18/2013	1	1,218	0.1%	5,882	100%	2000	9.0	124
Fresenius	Office	LA	1/18/2013	1	1,536	0.1%	8,000	100%	2000	9.0	132
Fresenius	Office	LA	1/18/2013	1	1,432	0.1%	6,083	100%	2002	9.0	90
Fresenius	Office	LA	1/18/2013	1	2,167	0.1%	7,350	100%	2005	9.0	103
PNC Bank	Office	PA	3/13/2013	1	74,650	4.2%	441,000	100%	2000	11.0	5,555
F5 Networks	Office	WA	4/8/2013	1	142,500	8.0%	299,643	100%	2000	8.6	9,814
Evonik Degussa	Office	NJ	4/23/2013	1	32,352	1.8%	150,500	100%	1985	9.9	3,903
Sanofi Aventis	Office	NJ	4/26/2013	1	72,315	4.0%	205,439	100%	2011	12.6	5,119
Stantec	Office	CA	4/30/2013	1	3,500	0.2%	19,001	100%	1991	9.2	316
Safelite Auto Glass	Office	OH	4/30/2012	1	4,700	0.3%	41,792	100%	1999	8.4	432
Hillshire Brands	Office	IL	5/17/2013	1	97,500	5.5%	233,869	100%	1947	14.1	6,221
Home Depot Supply	Office	TX	5/21/2013	1	11,250	0.6%	62,812	100%	2005	11.6	1,060
Harvard Vanguard	Office	MA	6/12/2013	1	24,366	1.4%	49,250	100%	2013	16.5	1,710
Men's Wearhouse	Office	TX	6/24/2013	1	51,250	2.9%	206,362	100%	2006	13.7	3,638
Texas Health Presbyterian	Office	TX	6/27/2013	1	5,500	0.3%	16,605	100%	2013	9.5	418
Allstate	Office	TX	6/27/2013	1	85,143	4.8%	458,338	100%	1990	11.6	5,949
Duke Health System	Office	NC	8/5/2013	1	32,700	1.8%	126,225	100%	2010	10.7	2,418
AT&T	Office	TX	8/8/2013	1	19,500	1.1%	190,690	100%	1998	11.7	1,401
Acxiom	Office	CA	9/10/2013	1	36,125	2.0%	62,721	100%	2008	11.9	2,464
CR Bard	Office	AZ	9/10/2013	1	14,420	0.8%	82,257	100%	1981	5.3	1,183
Bestronics	Office	CA	9/10/2013	1	8,000	0.4%	71,750	100%	1996	5.2	615
DeVry	Office	AZ	9/10/2013	1	23,030	1.3%	122,646	100%	1983	10.4	1,719
Caremark	Office	AZ	9/10/2013	1	18,880	1.1%	99,734	100%	2000	5.0	1,387
Orchard Supply	Office	CA	9/20/2013	1	18,700	1.0%	75,621	100%	1984	12.9	1,590
CSG International	Office	NE	9/30/2013	1	45,300	2.5%	202,566	100%	2012	10.8	3,900
DaVita Dialysis	Office	TX	9/30/2013	1	2,047	0.1%	6,849	100%	1977	12.5	165
Noble Energy	Office	TX	10/11/2013	1	114,750	6.4%	497,477	100%	1998	14.4	7,871
TGS NOPEC	Office	TX	11/1/2013	1	29,937	1.7%	97,295	100%	2013	11.8	2,148
FedEx Data Center	Office	CO	11/1/2013	1	30,050	1.7%	155,808	100%	2001	10.8	2,156
Bayshore Centre	Office	CA	11/8/2013	1	33,000	1.8%	98,874	100%	1985	12.8	2,446
Beltone	Office	IL	11/12/2013	1	12,750	0.7%	48,911	100%	2005	10.0	932
Magellan Health	Office	MO	11/13/2013	1	45,800	2.6%	232,521	100%	2003	11.1	3,454
ServiceNow	Office	CA	11/15/2013	1	63,278	3.5%	148,866	100%	1982	10.3	4,626
L-3 Communications	Office	TX	11/25/2013	1	14,050	0.8%	182,630	100%	1988	9.7	1,028
Tesoro	Office	TX	12/9/2013	1	194,318	10.9%	618,017	100%	2008	15.4	13,717
Skin Medica	Office	CA	12/17/2013	1	23,500	1.3%	81,712	100%	1998	13.3	1,767
Holy Spirit Hospital	Office	PA	12/19/2013	1	11,650	0.7%	30,408	100%	2013	14.3	905
Pioneer Hi-Bred	Office	IA	12/19/2013	1	44,685	2.5%	198,554	100%	2011	13.0	3,222
Primerica	Office	GA	12/19/2013	1	73,150	4.1%	344,476	100%	2013	14.5	5,035
Church & Dwight	Office	NJ	12/23/2013	1	86,500	4.8%	250,086	100%	2012	19.4	5,752
Red Hat	Office	MA	12/26/2013	1	44,700	2.5%	175,000	100%	2008	11.4	3,180
Office Total/Weighted Average				**48**	**$1,787,770**	**100.0%**	**7,178,042**	**100%**		**12.1**	**$132,752**

1. See the Definitions section beginning on page 18.

COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 14

American Realty Capital Properties · COLE · CAPITAL™

Q4 2013 SUPPLEMENTAL INFORMATION

Portfolio Composition (cont.)

(dollars in thousands)

Property Name	Property Type	State	Acquisition Date	Number of Properties	Total Purchase Price	% of Total Purchase Price	Square Feet	Occupancy	Year Built	Remaining Lease Term (Years)	Annualized Straight Line Rental Revenue[1]
INDUSTRIAL:											
Dr. Pepper/Snapple	Industrial	IL	4/5/2012	1	$3,896	0.7%	40,410	100%	2004	10.3	$304
American Tire	Industrial	CO	9/28/2012	1	8,311	1.5%	125,060	100%	2012	9.8	715
Elizabeth Arden	Industrial	VA	11/9/2012	1	23,500	4.1%	399,182	100%	1991	9.8	1,840
Amazon	Industrial	SC	12/17/2012	1	63,253	11.0%	1,016,110	100%	2012	13.8	4,370
Toro	Industrial	IA	12/17/2012	1	22,470	3.9%	450,139	100%	2012	14.0	1,593
AON	Industrial	IL	12/21/2012	1	22,572	3.9%	222,717	100%	2000	9.0	1,574
FedEx Ground	Industrial	UT	12/27/2012	1	12,750	2.2%	150,300	100%	2012	8.8	906
FedEx Express	Industrial	NC	3/12/2013	1	2,150	0.4%	32,599	100%	1987	5.9	180
FedEx Ground	Industrial	OK	4/5/2013	1	2,800	0.5%	24,313	100%	2012	8.7	200
FedEx Ground	Industrial	ID	5/20/2013	1	5,170	0.9%	33,394	100%	2006	8.8	370
FedEx Ground	Industrial	OH	5/20/2013	1	5,062	0.9%	43,824	100%	2006	8.8	362
FedEx Express	Industrial	IL	6/10/2013	1	2,300	0.4%	38,360	100%	1996	9.5	173
FedEx Ground	Industrial	MO	7/2/2013	1	2,359	0.4%	16,097	100%	2012	8.6	172
FedEx Ground	Industrial	OH	7/3/2013	1	6,423	1.1%	75,262	100%	2013	9.2	462
BJ's Wholesale Club	Industrial	NJ	7/30/2013	1	48,673	8.5%	633,836	100%	2001	19.6	3,922
FedEx Ground	Industrial	CO	7/30/2013	1	6,400	1.1%	54,199	100%	2013	9.4	465
Amazon	Industrial	TN	7/31/2013	1	69,050	12.1%	1,016,281	100%	2012	13.8	4,666
Amazon	Industrial	VA	7/31/2013	1	81,250	14.2%	1,016,281	100%	2012	13.8	5,236
Trex	Industrial	NV	8/16/2013	1	16,100	2.8%	337,500	100%	2007	11.4	1,261
FedEX Ground	Industrial	ND	8/27/2013	1	4,308	0.8%	24,310	100%	2013	9.4	310
American Tire	Industrial	NY	9/6/2013	1	9,639	1.7%	125,000	100%	2013	9.5	835
Boise Paper	Industrial	CO	9/10/2013	1	18,390	3.2%	393,971	100%	1974	6.6	1,328
FedEx Ground	Industrial	MN	9/16/2013	1	2,508	0.4%	21,662	100%	2013	9.4	183
FedEx Ground	Industrial	AR	11/27/2013	1	5,888	1.0%	64,211	100%	2013	9.6	421
American Tire	Industrial	NE	12/12/2013	1	11,000	1.9%	193,760	100%	1971	9.5	949
McKesson	Industrial	VA	12/18/2013	1	27,700	4.8%	450,163	100%	2013	9.4	1,866
Restoration Hardware	Industrial	MD	12/18/2013	1	74,100	12.9%	1,194,744	100%	2008	14.2	5,286
FedEx Ground	Industrial	LA	12/20/2013	1	6,680	1.2%	60,335	100%	2010	6.7	512
American Tire	Industrial	OH	12/20/2013	1	8,300	1.4%	125,060	100%	2013	11.0	740
Industrial Total/Weighted Average				**29**	**$573,003**	**100.0%**	**8,379,080**	**100%**		**12.6**	**$41,201**
Total/Weighted Average Lease Term				**77**	**$2,360,774**	**100.0%**	**15,557,122**	**100%**		**12.2**	**$173,953**

1. *See the Definitions section beginning on page 18.*

COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 15

Q4 2013 SUPPLEMENTAL INFORMATION COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 16 Top Ten Tenant Descriptions AMAZON Amazon.com, Inc. is a Seattle, Washington-based internet retailer that offers thousands of goods and services through an online marketplace. The company serves four customer buckets: consumers, sellers, enterprises, and content creators. Revenue is earned from vendor-purchased goods, services, and fees from third-party retailer sales. Service-based revenues are derived from Amazon Web Services, fulfillment, publishing, digital content subscriptions, advertising, and co-branded credit cards. As of December 31, 2013, Amazon owned or leased 84.6 million square feet of fulfillment centers, data centers, and other non- office space worldwide. Acquisition Dates: December-12 July-13 Square Feet: 3,048,672 Percent of Total Revenue: 8.2% S&P Tenant Credit Rating: AA- TESORO Tesoro Corporation is one of the largest independent petroleum refiners and marketers in the United States. The company primarily engages in the manufacturing and sale of transportation fuels. As of the fiscal year ended December 31, 2012, the Company employed more than 5,700 full-time employees. Tesoro is a public company and trades on the New York Stock Exchange under the symbol ‘TSO’. Acquisition Date: December-13 Square Feet: 618,017 Percent of Total Revenue: 7.9% S&P Tenant Credit Rating: BB+ F5 NETWORKS F5 Networks, Inc. provides application delivery networking technology that secures and optimizes the delivery of network-based applications. The company sells its products to enterprise customers and service providers through various channels, including distributors, value-added resellers, and system integrators. F5 Networks, Inc. was founded in 1996 and is headquartered in Seattle, Washington. Acquisition Date: April-13 Square Feet: 299,643 Percent of Total Revenue: 5.6% S&P Tenant Credit Rating: Not Rated NOBLE ENERGY Noble Energy, Inc. is a leading independent energy company engaged in worldwide oil and gas exploration and production. Noble searches for crude oil and natural gas both onshore and offshore, and seeks to acquire exploration rights and conduct exploration activities on an international scale. The company’s activities include geophysical and geological evaluation and exploratory drilling. Properties consist of primary interests in developed and undeveloped crude oil and natural gas leases and concessions. The company also owns natural gas processing plants and natural gas gathering and other crude oil and natural gas-related pipeline systems which are primarily used in the processing and transportation of crude oil, natural gas and NGL (natural gas liquids). Acquisition Date: October-13 Square Feet: 497,477 Percent of Total Revenue: 4.5% S&P Tenant Credit Rating: BBB FEDEX FedEx Corporation provides a broad portfolio of transportation, e-commerce and business services. The company segregates its operations into four business units: (i) FedEx Express is the world’s largest express transportation company; (ii) FedEx Ground is a leading North American provider of small-package ground delivery services; (iii) FedEx Freight is a leading North American provider of less-than-truckload freight services; and (iv) FedEx Services provides the other three segments with sales, marketing, IT, communication and back-office support. Acquisition Date: Various Square Feet: 794,674 Percent of Total Revenue: 4.0% S&P Tenant Credit Rating: BBB

Q4 2013 SUPPLEMENTAL INFORMATION COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 17 Top Ten Tenant Descriptions HILLSHIRE BRANDS COMPANY The Hillshire Brands Company is a leader in various meat products sold within the retail and foodservice markets. The company was formerly known as The Sara Lee Corporation, and adopted its current name in June 2012 concurrent with a transformation of its business whereby it spun-off its international coffee and tea business into an independent, publicly traded Dutch company named D.E Master Blenders. Immediately after the spin-off, the company changed its name to The Hillshire Brands Company. Acquisition Date: May-13 Square Feet: 233,869 Percent of Total Revenue: 3.6% S&P Tenant Credit Rating: BBB ALLSTATE INSURANCE The Allstate Corporation serves as the holding company for Allstate Insurance Company. Allstate’s business is conducted principally through the tenant, Allstate Life Insurance Company, and their affiliates. The company is primarily engaged in the personal property and casualty insurance business and the life insurance, retirement and investment products business. The vast majority of operations are conducted in the United States. Acquisition Date: June-13 Square Feet: 458,338 Percent of Total Revenue: 3.4% S&P Tenant Credit Rating: A- CHURCH & DWIGHT CO. Church & Dwight Co., Inc. develops, manufactures and markets a broad range of household, personal care and specialty products. The company sells its consumer products under a variety of brands through a broad distribution platform that includes supermarkets, mass merchandisers, wholesale clubs, drugstores, convenience stores, dollar, pet and other specialty stores and websites, all of which sell the products to retail consumers. The company also sells specialty products to industrial customers and distributors. Among the company’s most recognized brands are: Arm & Hammer; Trojan condoms; XTRA laundry detergent; Oxiclean stain removers; Nair depilatories; First Response home pregnancy kits; Orajel analgesics; and Spinbrush battery-operated toothbrushes. Acquisition Date: December-13 Square Feet: 250,086 Percent of Total Revenue: 3.3% S&P Tenant Credit Rating: BBB+ PNC BANK PNC Bank, the seventh largest bank in the United States based on deposits, operates as a diversified financial services company in the United States and internationally. PNC serves corporations, government and not-for-profit entities, middle-market companies, and institutional and retail clients through its branch network, call centers and online banking channels. PNC is headquartered in Pittsburgh, and the company is listed on the New York Stock Exchange under the ticker symbol ‘PNC’. Acquisition Date: March-13 Square Feet: 441,000 Percent of Total Revenue: 3.2% S&P Tenant Credit Rating: A RESTORATION HARDWARE Restoration Hardware Holdings, Inc. sells furniture and related home goods across multiple channels of distribution, consisting of stores, catalogs and a website. As of its fiscal year ended February 2, 2013, the company operated a total of 71 retail stores, consisting of 65 galleries, 3 full line design galleries and 3 baby & child galleries, as well as 13 outlet stores throughout the United States and Canada. In addition, the company distributed approximately 32.7 million source book catalogs, and the website logged over 18.9 million unique visits. Acquisition Date: December-13 Square Feet: 1,194,744 Percent of Total Revenue: 3.0% S&P Tenant Credit Rating: Not Rated

Q4 2013 SUPPLEMENTAL INFORMATION COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 18 Definitions NON-GAAP FINANCIAL DISCLOSURES FFO, MFFO and AFFO Funds From Operations (“FFO”) is a non-GAAP financial performance measure defined by the National Association of Real Estate Investment Trusts (“NAREIT”) and widely recognized by investors as one measure of operating performance of a real estate company. The FFO calculation excludes items such as real estate depreciation and amortization. Depreciation and amortization as applied in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, it is management’s view, and the Company believes the view of many industry investors, that the presentation of operating results for real estate companies by using the historical cost accounting method alone is insufficient. The Company computes FFO in accordance with NAREIT’s definition. The Company uses Modified Funds from Operations (“MFFO”) as a non-GAAP supplemental financial performance measure to evaluate the operating performance of the Company. MFFO, as defined by the Company, excludes from FFO acquisition related costs that are required to be expensed in accordance with GAAP. The Company’s management believes that excluding these costs from FFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of the Company’s portfolio over time. In addition to FFO and MFFO, the Company uses Adjusted Funds from Operations (“AFFO”) as a non-GAAP supplemental financial performance measure to evaluate the operating performance of the Company.  AFFO, as defined by the Company, excludes from MFFO items such as straight-line rental revenue and certain charges such as amortization of intangibles. The Company’s management believes that excluding these costs from MFFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of the Company’s portfolio over time, including after the Company ceases to acquire properties on a frequent and regular basis. AFFO also allows for a comparison of the performance of the Company’s operations with traded REITs that are not currently engaging in acquisitions and mergers, as well as a comparison of the Company’s performance with that of other non-traded REITs, as AFFO, or an equivalent measure, is routinely reported by traded and non-traded REITs, and the Company believes often used by investors for comparison purposes. For all of these reasons, the Company believes FFO, MFFO, and AFFO, in addition to net income and cash flows from operating activities, as defined by GAAP, are helpful supplemental performance measures and useful in understanding the various ways in which the Company’s management evaluates the performance of the Company over time. However, not all REITs calculate FFO, MFFO and AFFO the same way, so comparisons with other REITs may not be meaningful. FFO, MFFO and AFFO should not be considered as alternatives to net income or to cash flows from operating activities, and are not intended to be used as a liquidity measure indicative of cash flow available to fund the Company’s cash needs. MFFO and AFFO may provide investors with a view of the Company’s future performance and of the sustainability of the Company’s current distributions policy. However, because MFFO and AFFO excludes items that are an important component in an analysis of the historical performance of a property, MFFO and AFFO should not be construed as a historic performance measure. Neither the Securities and Exchange Commission, NAREIT, nor any other regulatory body has evaluated the acceptability of the exclusions contemplated to adjust FFO in order to calculate MFFO and AFFO and its use as a non-GAAP financial performance measure. EBITDA EBITDA as disclosed represents earnings before interest, taxes, depreciation and amortization, modified to include other adjustments to GAAP net income for acqusition related expenses which are considered non-recurring. The Company excludes these items from EBITDA as they are not the primary drivers in the Company’s decision making process. In addition, the Company’s assessment of the Company’s operations is focused on long- term sustainability and not on such non-cash items, which may cause short term fluctuations in net income but have no impact on cash flows. The Company believes that EBITDA is a useful supplemental measure to investors for assessing the performance of the Company’s business segments, although it does not represent net income that is computed in accordance with GAAP. Therefore, EBITDA should not be considered as an alternative to net income or as an indicator of the Company’s financial performance. The Company uses EBITDA as one measure of its operating performance when formulating corporate goals and evaluating the effectiveness of the Company’s strategies. EBITDA may not be comparable to similarly titled measures of other companies.

Q4 2013
SUPPLEMENTAL
INFORMATION

Definitions

Annualized Straight-Line Rental Revenue

Sum of the contractual rent over the term of the lease, including escalations and free rent, divided by the number of months in the lease term and annualized. Excludes contingent rental payments, as applicable, that may be collected from certain tenants based on provisions related to sales thresholds and increases in annual rent based on exceeding certain economic indexes among other items.

Credit Rating

S&P credit rating may reflect the credit rating of the parent company or a guarantor. The weighted average credit rating is calculated by purchase price of all S&P rated tenants in the portfolio.

Net Operating Income

Net operating income ("NOI") is a non-GAAP financial measure equal to net income attributable to the Company, the most directly comparable GAAP financial measure, plus corporate general and administrative expense, acquisition, and transaction costs, depreciation and amortization and interest expense, and interest and other income. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the operating level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

NOI GAAP Reconciliation
(dollars in thousands)

	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012
RECONCILIATION OF NOI:					
Net loss	$(16,906)	$(7,710)	$(12,984)	$(3,304)	$(3,906)
Interest and other income	(506)	(21)	(8)	(5)	(15)
Interest expense	5,109	3,113	3,057	1,749	618
Operating loss	**(12,303)**	**(4,618)**	**(9,935)**	**(1,560)**	**(3,303)**
Depreciation	10,048	7,028	4,194	1,846	857
Amortization	4,098	2,854	1,754	831	396
Acquisition related expenses	24,383	11,754	14,181	3,756	4,556
Advisory fees and expenses	3,613	2,387	1,378	680	0
General and administrative expenses	2,332	1,746	1,002	663	343
NOI	**$32,171**	**$21,151**	**$12,574**	**$6,216**	**$2,849**

2325 EAST CAMELBACK ROAD, SUITE 1100, PHOENIX, AZ 85016 | WWW.COLECAPITAL.COM
COLE CAPITAL: AN AMERICAN REALTY CAPITAL PROPERTIES COMPANY
19